Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consist of the following:

	June 30,	December 31,
	2025	2024
Buildings and Improvement	$128,668	$128,778
Computer and office equipment	54,113	52,412
Furniture & fixtures	13,861	13,865
Laboratory equipment	411, 488	411,840
Total	608,130	606,895
Accumulated depreciation	(553,744)	(547,716)
Net fixed assets	$54,386	$59,179